Exhibit 10.4

Variable Credit Line Account Number: (if applicable)
5V
Fixed Credit Line Account Number: (if applicable)
5F
SS# / TIN
Credit Line Agreement	Internal Use Only

Borrower Agreement

BY SIGNING BELOW, THE BORROWER UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT:

A

The Borrower has received and read a copy of this Borrower Agreement, the attached Credit Line Account Application and Agreement (including the Credit Line Agreement following this Borrower Agreement) and the Loan Disclosure Statement explaining the risk factors that the Borrower should consider before obtaining a loan secured by the Borrower’s securities account. The Borrower agrees to be bound by the terms and conditions contained in the Credit Line Account Application and Agreement (including the Credit Line Agreement following this Borrower Agreement) (which terms and conditions are incorporated by reference). Capitalized terms used in this Borrower Agreement have the meanings set forth in the Credit Line Agreement.

B

THE BORROWER UNDERSTANDS AND AGREES THAT UBS BANK USA MAY DEMAND FULL OR PARTIAL PAYMENT OF THE CREDIT LINE OBLIGATIONS, AT ITS SOLE OPTION AND WITHOUT CAUSE, AT ANY TIME, AND THAT NEITHER FIXED RATE ADVANCES NOR VARIABLE RATE ADVANCES ARE EXTENDED FOR ANY SPECIFIC TERM OR DURATION. THE BORROWER UNDERSTANDS AND AGREES THAT ALL ADVANCES ARE SUBJECT TO COLLATERAL MAINTENANCE REQUIREMENTS. THE BORROWER UNDERSTANDS THAT UBS BANK USA MAY, AT ANY TIME, IN ITS DISCRETION, TERMINATE AND CANCEL THE CREDIT LINE REGARDLESS OF WHETHER OR NOT AN EVENT HAS OCCURRED.

C

UNLESS DISCLOSED IN WRITING TO UBS BANK USA AT THE TIME OF THIS AGREEMENT, AND APPROVED BY UBS BANK USA, THE BORROWER AGREES NOT TO USE THE PROCEEDS OF ANY ADVANCE EITHER TO PURCHASE, CARRY OR TRADE IN SECURITIES OR TO REPAY ANY DEBT (I) USED TO PURCHASE, CARRY OR TRADE IN SECURITIES OR (II) TO ANY AFFILIATE OF UBS BANK USA. THE BORROWER WILL BE DEEMED TO REPEAT THIS AGREEMENT EACH TIME THE BORROWER REQUESTS AN ADVANCE.

D

THE BORROWER UNDERSTANDS THAT BORROWING USING SECURITIES AS COLLATERAL ENTAILS RISKS. SHOULD THE VALUE OF THE SECURITIES IN THE COLLATERAL ACCOUNT DECLINE BELOW THE REQUIRED COLLATERAL MAINTENANCE REQUIREMENTS, UBS BANK USA MAY REQUIRE THAT THE BORROWER POST ADDITIONAL COLLATERAL, REPAY PART OR ALL OF THE BORROWER’S LOAN AND/OR SELL THE BORROWER’S SECURITIES. ANY REQUIRED LIQUIDATIONS MAY INTERRUPT THE BORROWER’S LONG-TERM INVESTMENT STRATEGIES AND MAY RESULT IN ADVERSE TAX CONSEQUENCES.

E	Neither UBS Bank USA nor UBS Financial Services Inc. provides legal or tax advice and nothing herein shall be construed as providing legal or tax advice.

F

Upon execution of this Credit Line Account Application and Agreement, the Borrower declares that all of the information requested in the Application and supplied by the Borrower is true and accurate and further agrees to promptly notify UBS Bank USA in writing of any material changes to any or all of the information contained in the Application including information relating to the Borrower’s financial situation.

G

Subject to any applicable financial privacy laws and regulations, data regarding the Borrower and the Borrower’s securities accounts may be shared with UBS Bank USA affiliates. Subject to any applicable financial privacy laws and regulations, the Borrower requests that UBS Bank USA share such personal financial data with non-affiliates of UBS Bank USA as is necessary or advisable to effect, administer or enforce, or to service, process or maintain, all transactions and accounts contemplated by this Agreement.

H

The Borrower authorizes UBS Bank USA and UBS Financial Services Inc. to obtain a credit report or other credit references concerning the Borrower (including making verbal or written inquiries concerning credit history) or to otherwise verify or update credit information given to UBS Bank USA at any time. The Borrower authorizes the release of this credit report or other credit information to UBS Bank USA affiliates as it deems necessary or advisable to effect, administer or enforce, or to service, process or maintain all transactions and accounts contemplated by this Agreement, and for the purpose of offering additional products, from time to time, to the Borrower. The Borrower authorizes UBS Bank USA to exchange Borrower information with any party it reasonably believes is conducting a legitimate credit inquiry in accordance with the Fair Credit Reporting Act. UBS Bank USA may also share credit or other transactional experience with the Borrower’s designated UBS Financial Services Inc. Financial Advisor or other parties designated by the Borrower.

I

UBS Bank USA is subject to examination by various federal, state and self-regulatory organizations and the books and records maintained by UBS Bank USA are subject to inspection and subpoena by these regulators and by federal, state, and local law enforcement officials. The Borrower also acknowledges that such regulators and officials may, pursuant to treaty or other arrangements, in turn disclose such information to the officials or regulators of other countries, and that U.S. courts may be required to compel UBS Bank USA to disclose such information to the officials or regulators of other countries. The Borrower agrees that UBS Bank USA may disclose to such regulators and officials information about the Borrower and transactions in the credit line account or other accounts at UBS Bank USA without notice to the Borrower. In addition, UBS Bank USA may in the context of a private dispute be required by subpoena or other judicial process to disclose information or produce documentation related to the Borrower, the credit line account or other accounts at UBS Bank USA. The Borrower acknowledges and agrees that UBS Bank USA reserves the right, in its sole discretion, to respond to subpoenas and judicial process as it deems appropriate.

J

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When the Borrower opens an account with UBS Bank USA, UBS Bank USA will ask for the Borrower’s name, address, and other information that will allow UBS Bank USA to identify the Borrower. UBS Bank USA may also ask to see other identifying documents. UBS Financial Services Inc. and UBS Bank USA are firmly committed to compliance with all applicable laws, rules and regulations, including those related to combating money laundering.  The Borrower understands and agrees that the Borrower must take all necessary steps to comply with the anti-money laundering laws, rules and regulations of the Borrower’s country of origin, country of residence and the situs of the Borrower’s transaction.

K

UBS Bank USA and its affiliates will act as creditors and, accordingly, their interests may be inconsistent with, and potentially adverse to, the Borrower’s interests. As a lender and consistent with normal lending practice, UBS Bank USA may take any steps necessary to perfect its interest in the Credit Line, issue a call for additional collateral or force the sale of the Borrower’s securities if the Borrower’s actions or inactions call the Borrower’s creditworthiness into question. Neither UBS Bank USA nor UBS Financial Services Inc. will act as Client’s investment advisor with respect to any liquidation. In fact UBS Bank USA will act as a creditor and UBS Financial Services Inc. will act as a securities intermediary.

L

The Borrower understands that, if the Collateral Account is a managed account with UBS Financial Services Inc., (i) in addition to any fees payable to UBS Financial Services Inc. in connection with the Borrower’s managed account, interest will be payable to the Bank on an amount advanced to the Borrower in connection with the Credit Line Account, and (ii) the performance of the managed account might not exceed the managed account fees and the interest expense payable to the Bank in which case the Borrower’s overall rate of return will be less than the costs associated with the managed account.

M

UBS Bank USA may provide copies of all credit line account statements to UBS Financial Services Inc. and to any Guarantor. The Borrower acknowledges and agrees that UBS Bank USA may share any and all information regarding the Borrower and the Borrower’s accounts at UBS Bank USA with UBS Financial Services Inc. UBS Financial Services Inc. may provide copies of all statements and confirmations concerning each Collateral Account to UBS Bank USA at such times and in such manner as UBS Bank USA may request and may share with UBS Bank USA any and all information regarding the Borrower and the Borrower’s accounts with UBS Financial Services Inc.

IN WITNESS WHEREOF, the undersigned (“Borrower”) has signed this Agreement, or has caused this Agreement to be
signed in its name by its duly authorized representatives, as of the date indicated below.	DATE:

Name of Borrower:

We intend to apply for joint credit.	Borrower:		Joint Borrower:	(Please initial)
By:		By:
	(Signature of Borrower)		(Signature of Joint Borrower, if any)
By:
(Signature of Joint Borrower, if any)

The signature of each Borrower is required. Note that the signature of a joint securities account holder on a Collateral Account (including the spouse of a Borrower) is NOT required on this Agreement unless the joint securities account holder is also a Borrower.

HA Rev 07/08 HA LOAD SPEDOC UX E HA V101	©2008 UBS BANK USA. All rights reserved. Sign and date the application on page 6

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